Exhibit 10.3


                             STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT dated as of December 15, 2004, but to become effective as herein provided, by and among Kansas City Southern, a Delaware corporation ("KCS"), Grupo TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("UMS") ("TMM"), TMM Holdings, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMM ("TMMH"), TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMMH)
("MM"), and the stockholders of TMM who have executed this Stockholders' Agreement (collectively, the "Principal Stockholders").

                                    RECITALS

     A. Pursuant to an Amended and Restated Acquisition Agreement (the "Acquisition Agreement") dated the date hereof among KCS, certain subsidiaries of KCS, TMM, TMMH, and MM, KCS will acquire from MM all of the issued and outstanding capital stock of Grupo Transportacion Ferroviaria Mexicana, S.A. de CV., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS ("GTFM"), held by MM and MM will receive from KCS shares of Common Stock of KCS;

     B. Upon completion of the transactions contemplated by the Acquisition Agreement and the Ancillary Agreements, MM will become a significant stockholder of KCS, each of TMM, TMMH, MM and the Principal Stockholders will thereby obtain the opportunity to derive substantial economic benefits and one or more of the Principal Stockholders may become significant stockholders of KCS, and

     C. The parties hereto (each, a "Party," and collectively, the "Parties") desire to set forth herein certain of their rights and duties arising out of and in connection with the Acquisition Agreement and the transactions contemplated thereby.

     NOW, THEREFORE, in consideration of the recitals (which are deemed to be part of this Stockholders' Agreement), the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I.

                         REPRESENTATIONS AND WARRANTIES

     1.1 REPRESENTATIONS AND WARRANTIES OF KCS. KCS represents and warrants to TMM, TMMH, MM and the Principal Stockholders that as of the Effective Date:

          (a) The execution, delivery and performance by KCS of this Stockholders' Agreement and the performance by KCS of its obligations hereunder are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Stockholders' Agreement constitutes a legal, valid and binding agreement of KCS enforceable against KCS in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now

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     or  hereafter  in  effect  relating  to  or  affecting   creditors'  rights
     generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

          (b) The execution, delivery and performance of this Stockholders' Agreement by KCS does not (i) violate, conflict with or result in any breach of any provision of the charter or by-laws of KCS, (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require any notice under, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate (whether as a result of a change in control of KCS or otherwise) any obligation or agreement, or result in the loss of any benefit or the imposition of any fee or penalty, or give rise to the creation of any lien or encumbrance upon any of the properties or assets of KCS, under any of the terms, conditions or provisions of any debt, note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which KCS is a party or by which KCS or any of its respective properties or assets may be bound or affected, or
     (iii) violate any Rules (including foreign, federal and state securities laws) of any Governmental Authority applicable to KCS or any of its properties, assets or operations.

     1.2 REPRESENTATIONS AND WARRANTIES OF TMM, TMMH AND MM. TMM, TMMH, and MM, each represents and warrants, jointly and severally, to KCS that as of the Effective Date:

          (a) The execution, delivery and performance by each of TMM, TMMH and MM of this Stockholders' Agreement and the performance by TMM, TMMH and MM of its obligations hereunder are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Stockholders' Agreement constitutes a legal, valid and binding agreement of TMM, TMMH and MM enforceable against TMM, TMMH and MM in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity);

          (b) The execution, delivery and performance of this Stockholders' Agreement by TMM, TMMH and MM does not (i) violate, conflict with or result in any breach of any provision of the respective charters or by-laws of TMM, TMMH or MM, (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require any notice under, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate (whether as a result of a change in control of MM or otherwise) any obligation or agreement, or result in the loss of any benefit or the

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     imposition of any fee or penalty,  or give rise to the creation of any lien or encumbrance upon any of the properties or assets of TMM, TMMH or MM under any of the terms, conditions or provisions of any debt, note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which MM or any of its subsidiaries is a party or by which TMM, TMMH, MM or any of their respective subsidiaries or any of their respective properties or assets may be bound or affected, or
     (iii) violate any Rules (including foreign, federal and state securities laws) of any Governmental Authority applicable to TMM, TMMH, MM or any of their respective subsidiaries, or any of their respective properties, assets or operations.

          (c) Except for shares of Common Stock issuable pursuant to the Acquisition Agreement, neither TMM, TMMH, MM nor any of their respective controlled Affiliates is the beneficial owner of any Voting Securities of KCS.

          (d) No insolvency proceedings against TMM or any of its Subsidiaries are pending.

     1.3 REPRESENTATIONS AND WARRANTIES OF PRINCIPAL STOCKHOLDERS. Each of the Principal Stockholders represents and warrants, severally, to KCS as follows as of the Effective Date:

          (a) Such Principal Stockholder is either (i) an entity that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to enter into, execute and deliver this Stockholders' Agreement and to perform and observe fully its obligations hereunder and to perform the transactions contemplated hereby, or (ii) a natural person who has the legal capacity to enter into this Stockholders' Agreement and to consummate the transactions contemplated hereby. Such Principal Stockholder has taken all action required by law, such Person's organizational or governing documents (if applicable), or otherwise to authorize the execution, delivery and performance of this Stockholders' Agreement and the consummation by such Principal Stockholder of the transactions contemplated hereby. This Stockholders' Agreement has been duly and validly executed and delivered by such Principal Stockholder and, assuming due authorization, execution and delivery by KCS, constitutes valid and binding legal obligations of such Principal Stockholder, enforceable against such Principal Stockholder in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) The execution, delivery and performance of this Stockholders' Agreement by such Principal Stockholder does not (i) violate, conflict with or result in any breach of any provision of the organizational or governing documents of any of such Principal Stockholder (if applicable), (ii) violate, conflict with or result in a violation or breach of,

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     or  constitute  a default  (with or without  due notice or lapse of time or both) under, or permit the termination of, or require any notice under, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate any obligation or agreement, or result in the loss of any benefit or the imposition of any fee or penalty, or give rise to the creation of any lien or encumbrance upon any of the respective properties or assets of TMM, TMMH or MM or any of their respective Affiliates or any of the Principal Stockholders, in each case under any of the terms, conditions or provisions of any debt, note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which such Principal Stockholder is a party or by which they or any of their respective properties or assets may be bound or affected or (c) violate any Rules (including foreign, federal and state securities laws) of any Governmental Authority applicable to such Principal Stockholder or any of their respective properties, assets or operations; and

          (c) Except for shares of Common Stock issuable pursuant to the Acquisition Agreement, neither such Principal Stockholder nor any controlled Affiliate of such Principal Stockholder is the beneficial owner of any Voting Securities of KCS.

          (d) To the best of their knowledge, no insolvency proceedings against TMM or any of its Subsidiaries are pending.

                                   ARTICLE II.

                              STANDSTILL PROVISIONS

     2.1 STANDSTILL PROVISIONS. (a) TMM, TMMH, MM and each of the Principal Stockholders covenants to and agrees with KCS that, unless it is specifically invited in writing to do so by the Board of Directors, during the Standstill Period such Person will not, and will cause each of its Affiliates not to, directly or indirectly, alone, as part of a Group or in concert with others:

               (i) acquire or agree to acquire (other than pursuant to the Acquisition Agreement, the Consulting Agreement, or this Agreement) beneficial ownership of any Voting Securities (or any direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) beneficial ownership of any Voting
          Securities), if after any such acquisition, such Person and its Affiliates, or such Group would beneficially own aggregate outstanding Voting Securities representing more than 20% of the Total Voting Power;

               (ii) make any public announcement with respect to any acquisition or proposal by any TMM Holder, or any Group of which any TMM Holder is a member or acting in concert with, for the acquisition of Voting Securities with respect to any merger, consolidation or business combination involving KCS or its Affiliates or for or with respect to any purchase of a substantial portion of the

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          assets of KCS or its  Affiliates,  whether or not such proposal  might require the making of a public announcement by KCS;

               (iii) solicit, initiate, make, or in any way participate in, any "solicitation" of "proxies" to vote any Voting Securities or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, as such Regulation is currently in effect, disregarding clause (iv) of Rule 14a-1(1)(2) and including any exempt solicitation pursuant to Rule 14a-2(b)(1));

               (iv) except as approved by the Board of Directors, call, or vote in favor of a call for, any special meeting of stockholders of KCS;

               (v) initiate or propose any matter for submission to a vote of stockholders of KCS or participate in the making of, or solicit stockholders for the approval of, any stockholder proposal;

               (vi) grant any proxy with respect to any Voting Securities to any Person not approved in writing by KCS, except for proxies granted to representatives of KCS in connection with the voting of shares at an annual or special meeting of stockholders or to a pledgee pursuant to a pledge that complies with Section 3.6 of this Agreement;

               (vii) take any action which would be reasonably likely to require KCS to make a public announcement regarding any of the matters specified in this Section 2.1(a)(i)-(xi); or

               (viii) initiate or participate in any negotiations or arrangements with any third party with respect to any of the foregoing, or provide any information or take any action designed to advise, assist, encourage or act in concert with any third party in connection with any of the foregoing;

               (ix)  disclose  publicly  any  intention,   plan  or  arrangement
          inconsistent with the foregoing;

               (x) make any request in a public manner or that would require public disclosure, that KCS (or any of its officers, directors, representatives, employees, attorneys, advisors, agents or Affiliates) to waive, amend or modify any provisions of Section 2.1(a)(i)-(xi); or

               (xi) otherwise act, alone or in concert with others, to seek to control or influence materially the management, Board of Directors or policies of KCS.

          (b) TMM, TMMH, MM and each of the Principal Stockholders covenants to and agrees with KCS that such Person will promptly notify the Board of Directors of any serious inquiry from any third party regarding any of the matters specified in Section

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     2.1(a)(i)-(xi)  (which notification shall include the identity of each such third party and the material terms and conditions of each such inquiry). The Parties acknowledge that any such inquiry made by a Competitor or a representative of a Competitor shall be regarded as a serious inquiry.

     2.2 EFFECT OF VIOLATIONS. If TMM, TMMH, MM, the Principal Stockholders or any of their respective Affiliates owns or acquires beneficial ownership of any Voting Securities of KCS in violation of Section 2.1(a)(i), none of TMM, TMMH, MM, the Principal Stockholders, nor any of their Affiliates shall be entitled to vote, or cause to be voted, any Voting Securities in excess of the greater of
(i) the level owned immediately prior to the acquisition of Voting Securities that resulted in the violation and (ii) the level permitted to be owned by
Section 2.1(a)(i), for any purposes (including, without limitation, with respect to a transaction of any type or for the election of directors) and shall be deemed thereby to have granted to any Person designated by the Board of Directors an irrevocable proxy to vote such securities in proportion to the votes cast by all other holders of Voting Securities of KCS on such matter; PROVIDED, that the right to vote such securities shall be reinstated, and such proxy shall be deemed to be revoked, upon the earlier of (i) any transfer of such securities other than to an Affiliate of the transferor and that is not otherwise in violation of this Stockholders' Agreement and (ii) the first date on which the beneficial ownership of Voting Securities is reduced to the greater of (x) the level owned immediately prior to the acquisition of Voting Securities that resulted in the violation and (y) the level permitted by Section 2.1(a)(i). KCS shall (as specified in Section 9.11) be entitled to enforce specifically the terms of this Section 2.2 and may also pursue any other available remedy to which it may be entitled as a result of any violation of this Stockholders' Agreement.

     2.3 TERMINATION. The rights and obligations under this Article II shall immediately and irrevocably terminate upon the earliest to occur of (i) a Change of Control of KCS, or (ii) the first date the TMM Holders beneficially own in the aggregate less than 15% of the outstanding Voting Securities of KCS for at least 30 consecutive days.

     2.4 SECTION 203, DELAWARE GENERAL CORPORATION LAW. The acquisition of Voting Securities of KCS by any of the TMM Holders pursuant to this Agreement, the Acquisition Agreement or the Consulting Agreement shall not be subject to
Section 203 of the Delaware General Corporation Law ("Section 203"), but Section 203 shall remain applicable to any other acquisitions of Voting Securities by any of the TMM Holders.

                                  ARTICLE III.

                            RESTRICTIONS ON TRANSFER

     3.1 GENERAL RESTRICTIONS ON TRANSFERS. The TMM Holders shall not, directly or indirectly, alone or in concert with others, sell, assign, transfer, pledge, hypothecate, otherwise subject to any lien, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) any Voting Securities beneficially owned by them (a "Disposition"), except in accordance with the terms of this Stockholders' Agreement.

     3.2 DISPOSITIONS TO COMPETITORS.

          (a) For a period of seven years after the Effective Date, the TMM Holders shall not, directly or indirectly, alone or in concert with others, effect a Disposition to a Competitor; provided that no Disposition pursuant to a Public Offering or a Rule 144 Transaction will be deemed to violate this prohibition if the selling TMM Holder(s) invoke and follow or require participating underwriters or brokers to invoke and follow, appropriate and reasonable procedures (subject to the prior approval of KCS, which shall not be unreasonably withheld) designed to prevent the sale of such Voting Securities to any Competitor. The Parties agree that a written representation from the purchaser or a representative of the purchaser shall satisfy the requirements of appropriate and reasonable procedures set forth in this Section 3.2(a) provided such representation authorizes reliance thereon by KCS and KCS has no reasonable grounds to believe that such representation cannot be relied upon to satisfy such requirements.

          (b) After the earliest of (i) seven years following the Effective Date, or (ii) the first date on which the TMM Holders have beneficially owned in the aggregate, directly or indirectly and alone or as part of a Group, less than 15% of the outstanding Voting Securities of KCS for at least 30 consecutive days (such earlier time being referred to herein as the "ROFR Commencement Date"), any TMM Holder may sell Voting Securities to a Competitor so long as the procedures set forth in this Section 3.2(b) are followed. If after the ROFR Commencement Date the selling TMM Holder proposes to sell Voting Securities to a Competitor (it being agreed that no Disposition pursuant to a Public Offering or a Rule 144 Transaction will be deemed to give rise to this right of first refusal), then KCS shall have a right of first refusal. If such a Disposition to a Competitor is proposed, the selling TMM Holder shall deliver a written notice to KCS advising KCS of the number of Voting Securities such holder desires to sell and the bona fide terms, including price, of any such proposed transaction. KCS shall have the right (but not the obligation) to purchase, in whole but not in part, such Voting Securities at a per share cash purchase price equal to the cash purchase price, or on such other terms as provided, in the agreement between the selling TMM Holder and a Competitor. In order to exercise its purchase rights hereunder, KCS must deliver a written notice to the seller to such effect within 10 business days after receipt of written notice of the proposed sale. If KCS timely elects to purchase the Voting Securities specified in the notice, it shall complete the purchase within 60 days from the delivery of such notice, unless a longer time is required to secure any regulatory approvals, in which case the purchase shall occur on the second business day after the receipt of any such required approvals, which approvals shall be obtained as soon as practicable. Unless KCS exercises its right of first refusal by delivering written notice to the selling TMM Holder prior to the expiration of the offering period described above, the selling TMM Holder shall be entitled to sell such Voting Securities which KCS has not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to KCS. Any Voting Securities not so sold by the selling TMM Holder during such 120 day period may not thereafter be sold unless again offered to KCS pursuant to the terms of this provision. This purchase right shall be assignable, in whole

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     or in  part,  by KCS to any  other  Person,  but no such  assignment  shall relieve KCS of its obligation to assure payment of the purchase price for any Voting Securities as to which a notice of election to exercise the right of first refusal is made by KCS or any such assignee.

     3.3 DISPOSITIONS TO AFFILIATES. For a period of seven years after the Effective Date, each of the TMM Holders shall not, directly or indirectly, alone or in concert with others, effect a Disposition of Voting Securities to any Affiliate of TMM, TMMH, or MM or any Affiliate of any Principal Stockholders unless such Affiliate agrees in writing to be bound by the terms of this Stockholders' Agreement and provided that the TMM Holders shall remain responsible, jointly and severally, for any breaches of this Stockholders' Agreement by such Affiliate (provided that any TMM Holder which is a Principal Stockholder shall be severally responsible only for breaches by an Affiliate of the Principal Stockholder to which such Principal Stockholder effects a Disposition).

     3.4 DISPOSITIONS TO CERTAIN HOLDERS.  Subject to the provisions of Sections
3.2 and 3.3, the TMM Holders may make a Disposition of any or all Voting Securities beneficially owned by such Person, provided that:

          (a) No Disposition (whether in a single transaction or series of transactions) that in the aggregate represents 5% or more of the outstanding Voting Securities shall be made to any Person (other than a Permitted Underwriter or an Affiliate pursuant to and in accordance with
     Section 3.3) other than a Person who is eligible to file reports pursuant to Rule 13d-1 under the Exchange Act (a "13G Filer"), unless such Person would not be so eligible with respect to the Voting Securities acquired from the Disposition; and

          (b) No Disposition (whether in a single transaction or series of transactions) of Voting Securities that in the aggregate represents 5% or more of the outstanding Voting Securities shall be made to any 13G Filer unless:

               (i) such 13G Filer would continue to be eligible to file reports pursuant to Section 13(g) under the Exchange Act with respect to the Voting Securities after giving effect to the proposed acquisition of such Voting Securities; and

               (ii) the selling TMM Holder shall have delivered a written notice to KCS advising KCS of the number of Voting Securities the seller desires to sell and the terms, including price, of the proposed transaction and KCS has been provided the right (but not the obligation) to purchase, in whole or in part, such Voting Securities at a per share cash purchase price equal to the purchase price, or upon such other terms as provided, in the proposed transaction. In order to exercise its purchase rights hereunder, KCS must deliver a written notice to the seller to such effect within five business days after receipt of written notice of the proposed sale. Upon the expiration of the offering period described above, the selling TMM Holder shall be entitled to sell such Voting Securities which KCS has not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to KCS. Any Voting Securities not so sold by the selling TMM Holder during such 120 day period may not thereafter be sold unless again offered to KCS pursuant to the terms of this provision. This purchase right shall be assignable, in whole or in part, by KCS to any other Person, but no such assignment shall relieve KCS of its obligation to assure payment of the purchase price for any Voting Securities as to which KCS has delivered such a written notice.

          (c) Notwithstanding the provisions of Section 3.4(a) and (b), no Disposition (whether in a single transaction or a series of transactions) shall be made to any Person or Group that would, together with such Person's Affiliates and Associates and after giving effect to the acquisition of such Voting Securities, beneficially own or have the right to acquire more than 15% of the Total Voting Power.

     3.5 DISPOSITIONS OF HOLDERS OF VOTING SECURITIES. For a period of seven years after the Effective Date, no TMM Holder shall, directly or indirectly, alone or in concert with others, sell, assign, transfer, pledge, hypothecate, otherwise subject to any lien, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) any capital stock or Voting Securities or control of any Person that, directly or indirectly, beneficially owns any Voting Securities of KCS to a Competitor, except as permitted by Section 3.3.

     3.6 PLEDGES. Subject to the provisions contained herein, a TMM Holder may pledge or hypothecate as security for any indebtedness or other obligations any or all Voting Securities beneficially owned by such Person provided that such TMM Holder obtains prior to such pledge or hypothecation written consent from the pledgee that upon the occurrence of an event which gives the pledgee the right to foreclose on the pledged Voting Securities ("Foreclosure Event") such pledgee shall provide to KCS prompt written notice of such Foreclosure Event and provide KCS the right to purchase such Voting Securities at a cash purchase price equal to the average closing price of KCS's Common Stock on the New York Stock Exchange over the five consecutive trading days preceding the date of receipt of the notice of the pending foreclosure sale. In order to exercise its purchase rights hereunder, KCS must deliver a written notice to the pledgee to such effect within five business days after receipt of written notice of the Foreclosure Event and complete such purchase within 60 days from the delivery of such notice unless a longer time is required to secure any regulatory approvals, in which case the purchase shall occur on the second business day after the receipt of any such required approvals. This purchase right shall be assignable, in whole or in part, by KCS to any other Person, but no such assignment shall relieve KCS of its obligation to assure payment of the purchase price for any Voting Securities as to which KCS has delivered such a written notice.

     3.7 EFFECT OF NON-COMPLIANCE. Any attempted Disposition of any Voting Securities in violation of any provision of this Stockholders' Agreement shall be void, and KCS shall not record such Disposition on its books or treat any purported transferee of such Voting Securities as the owner of such shares for any purpose, including without limitation, voting, receiving dividends or other distributions and being entitled to any of the benefits of this Stockholders' Agreement.

     3.8 PERMITTED DISPOSITIONS IN CONNECTION WITH CERTAIN TRANSACTIONS. Notwithstanding the provisions of this Article III, the TMM Holders shall be permitted to make a Disposition in connection with any tender or exchange offer made by an unaffiliated third party to acquire KCS Common Stock so long as the following conditions are satisfied (i) the TMM Holders are in compliance with the provisions of Section 2.1(a) with respect to such tender or exchange offer;
(ii) such tender or exchange offer must be for all of the outstanding Voting Securities; (iii) the offeror shall have made a commitment to effect a merger after the completion of the tender or exchange offer to provide the same consideration being provided to the holders of the securities tendered in the tender offer; (iv) the holders of a majority of the Voting Securities of KCS, other than the Voting Securities beneficially owned by the TMM Holders, shall have tendered their Voting Securities pursuant to such tender or exchange offer and such Voting Securities shall not have been withdrawn; (v) such tender or exchange offer shall not be subject to any financing condition; and (vi) the TMM Holders may not tender, or publicly disclose their intention to tender, prior to the business day immediately preceding the scheduled expiration of the tender or exchange offer.

     3.9   TERMINATION.   Except  for  Section   3.2(b)   (which  shall  survive
indefinitely),   the  rights  and  obligations  under  this  Article  III  shall immediately and irrevocably terminate:

               (i) on the first date the TMM Holders beneficially own in the aggregate less than 15% of the outstanding Voting Securities of KCS for at least 30 consecutive days; or

               (ii) a Change of Control of KCS.

                                   ARTICLE IV.

                               PRE-EMPTIVE RIGHTS

     4.1 PRE-EMPTIVE RIGHTS.

          (a) Subject to Section 4.1(d) below, except for issuances of Common Stock (including for this purpose, options, warrants and other securities convertible into or exercisable for Common Stock) issued:

               (i) to KCS's employees, directors, consultants, agents, independent contractors or other service providers in connection with a Plan existing on the date hereof or a Plan approved by the Board of Directors and adopted by KCS after the date hereof;

               (ii) upon the exercise of any options, warrants, convertible or exchangeable securities which are outstanding as of the date hereof;

               (iii)  in   connection   with   the   acquisition   (by   merger,
          consolidation, acquisition of assets or equity interests or otherwise) of the equity interests or assets of another Person; or

               (iv) issued pursuant to the Acquisition Agreement, the Ancillary Agreements, or the Consulting Agreement;

     if KCS authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), KCS shall first notify TMM Holders of such proposed transaction and offer to sell to each such Person a number of shares of Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Common Stock) equal to the product obtained by multiplying the number of shares of Common Stock or securities containing options or rights to acquire Common Stock authorized to be sold by KCS by a fraction, (1) the numerator of which is the number of shares of Common Stock owned by such Person and (2) the denominator of which is the total of all then-outstanding Voting Securities. Each TMM Holder shall be entitled to purchase such Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Common Stock) at the same price and on the same terms and conditions as such Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Common Stock) are to be offered to any other Persons. To the extent that any TMM Holder elects not to participate in such pre-emptive rights, each of the other TMM Holders shall have a prorata right to purchase at the same price and on the same terms and conditions the Voting Securities which such non-participating TMM Holder had the right but elected not to purchase; provided that the exercise of such right does not extend the time for written notice set forth in Section 4.1(b). The purchase price for all stock and securities offered to such TMM Holders shall be payable in cash or, to the extent that other payment is to be made by the other Persons to whom stock or securities are so offered, on such other payment terms.

          (b) In order to exercise its purchase rights hereunder, a TMM Holder must deliver a written notice to KCS to such effect within ten business days after receipt of written notice from KCS describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms, such holder's percentage allotment, and the number of shares of Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Common Stock) such holder has the right to purchase hereunder.

          (c) Upon the expiration of the offering period described above, KCS shall be entitled to sell such stock or securities which such TMM Holders have not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such TMM Holders. Any stock or securities not so sold by KCS during such 120 day period may not thereafter be sold unless again offered to the TMM Holders pursuant to the terms of this Article IV.

          (d) The rights of the TMM Holders under this Article IV shall immediately and irrevocably terminate on the earlier to occur of (i) the date that the TMM Holders do not beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Acquisition Agreement; or (ii) the date that is three (3) years following the date hereof.

                                   ARTICLE V.

                                VOTING AGREEMENT

     5.1 VOTING AGREEMENT. From and after the Effective Date and until the provisions of this Article V cease to be effective, each TMM Holder shall vote all of the Voting Securities beneficially owned by such Person and entitled to vote in the election of directors (i) in favor of all Persons nominated by the Nominating Committee for election as a member of the Board of Directors by the holders of Common Stock; and (ii) against any proposal to remove any director nominated by the Nominating Committee and elected to the Board of Directors by the holders of Common Stock; and each such holder shall take all other reasonably necessary or desirable actions within its control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) to cause such actions to be taken.



                                   ARTICLE VI.

                                 EFFECTIVE DATE

     6.1 This Stockholders' Agreement shall become effective on and as of the Closing Date provided for in the Acquisition Agreement ("Effective Date").

                                  ARTICLE VII.

                                   TERMINATION

     7.1 TERMINATION. Subject to Section 7.2, this Stockholders' Agreement, except to the extent earlier termination is expressly provided for herein, shall terminate on the earliest to occur of:

          (a) the first date the TMM Holders and their Affiliates shall have, for at least 30 consecutive days, beneficially owned in the aggregate less than 40% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement; and

          (b) the termination of this Stockholders' Agreement in a writing signed by each of the parties hereto and approved by the Board of Directors.

     7.2 EFFECT OF TERMINATION. If this Stockholders' Agreement is terminated in accordance with Section 7.1, hereof, this Stockholders' Agreement shall become null and void and of no further force and effect, except that (a) the terms and provisions of this Section 7.2, Section 2.2, and Sections 3.2(b), 3.7, and 3.8 shall remain in full force and effect, and as long as such Sections remain in effect Articles 8 and 9 shall remain in full force and effect, and (b) any termination of this Stockholders' Agreement shall not relieve any Party hereto from any liability for any breach of its obligations hereunder, regardless of whether such Party terminated this Stockholders' Agreement.

                                  ARTICLE VIII.

                                   DEFINITIONS

     8.1 DEFINED TERMS. As used in this Stockholders' Agreement, the following terms shall have the following meanings (unless indicated otherwise, all Article and Section references are to Articles and Sections of this Stockholders' Agreement):

     "13G Filer " shall have the meaning assigned to such term in Section 3.4(d) of this Stockholders' Agreement.

     "Acquisition Agreement" shall have the meaning set forth in Recital A of this Stockholders' Agreement.

     "Affiliate" shall mean, with respect to any Person, (i) any other Person directly or indirectly through one or more intermediaries controlling or controlled by, or under direct or indirect common control with, such specified Person; (ii) any other Person that owns, directly or indirectly, ten percent or more of such Person's capital stock or other equity interests or any officer or director of any such Person or other Person or, (iii) with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; PROVIDED, HOWEVER, that for the purposes of this Stockholders' Agreement, (w) KCS and its subsidiaries and Affiliates shall not be deemed Affiliates of TMM, TMMH, MM or any of their respective subsidiaries and (x) TMM, TMMH, MM and any of their respective subsidiaries and Affiliates shall not be deemed Affiliates of KCS and its subsidiaries. For purposes hereof, (y) a "subsidiary" of a Person shall mean any other Person more than 50% of the outstanding Voting Securities of which are owned, directly or indirectly, by such Person and (z) "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have correlative meanings.

     "Ancillary Agreements" shall have the meaning assigned to such term in the Acquisition Agreement.

     "Applicable Law" shall mean any Law applicable to KCS, TMM, TMMH, MM or any
of  their  respective  Affiliates,   properties,  assets,  officers,  directors,
employees or agents, as the case may be.

     "Arbitration Costs" shall have the meaning assigned to such term in Section 9.12(d)(iii) of this Stockholders' Agreement.

     "Arbitrators" shall have the meaning assigned to such term in Section 9.12(d)(i) of this Stockholders' Agreement.

     "Associate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

     "beneficial ownership" shall be determined pursuant to Rule 13d-3 of the Exchange Act or, if Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to Rule 13d-3 as in effect on the date hereof; provided, that Voting Securities issued or issuable pursuant to the Consulting Agreement shall not be counted for purposes of
Section 2.1(a)(i).

     "Board of Directors" shall mean the board of directors of KCS.

     "Change of Control" shall mean, with respect to such Person, the occurrence of any of the following: (a) any Person or Group, other than a subsidiary or any employee benefit plan (or any related trust) of such Person or a subsidiary of such Person, becomes the beneficial owner of 20% or more of the Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person, except that (1) no such Person or Group shall be deemed to beneficially own any securities held by such Person or a subsidiary or any employee benefit plan (or any related trust) of such Person or a subsidiary, or (2) no Person who or which, together with all Affiliates of such Person, was the beneficial owner of Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person issued and outstanding as of the Effective Time of the Merger, as defined in the Acquisition Agreement shall be deemed as a result thereof to have caused a Change of Control of such Person hereunder; provided, however, that if such Person or any of its Affiliates, after the Effective Time, as defined in the Acquisition Agreement, of the Merger (A) acquires, in one or more transactions, beneficial ownership of an additional number of Voting Securities which exceeds 5% of the then-outstanding Voting Securities or Total Voting Power and (B) beneficially owns after such acquisition Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person, then such Person shall be deemed to have caused a Change of Control hereunder; or (b) within a period of 24 months or less, the individuals who, as of any date, constitute the board of directors of such Person (the "Incumbent Directors") cease for any reason to constitute at least 75% of the members of such board of directors unless at the end of such period, at least 75% of the individuals then constituting such board of directors were either Incumbent Directors or nominated upon the recommendation of at least 75% of the Incumbent Directors or other directors so nominated; or (c) approval by the stockholders of such Person of any of the following: (1) a merger, reorganization or consolidation ("Acquisition") with respect to which the individuals and entities who were the respective beneficial owners of the stock and Voting Securities of the Person immediately before such Acquisition do not, after such Acquisition, beneficially own, directly or indirectly, more than 80% of, respectively, the common stock and the combined voting power of the Voting Securities of the Person resulting from such Acquisition in substantially the same proportion as their ownership immediately before such Acquisition, (2) a liquidation or dissolution of such Person, or (3) the sale or other disposition of all or substantially all of the assets of such Person.

     "Closing Date" shall have the meaning assigned to such term in the Acquisition Agreement.

     "Common Stock" shall mean the common stock, par value $.01 per share, of KCS, as set forth in the Restated Certificate of Incorporation of KCS.

     "Competitor" shall mean Canadian National Railway, Canadian Pacific Railway Company, Union Pacific Corporation, Burlington Northern Santa Fe Corporation, CSX Corporation, Norfolk Southern Corp., Ferrocarril Mexicano, S.A. de C.V., Ferrocarril del Sureste, S.A. de C.V., Grupo Mexico, S.A. de C.V., the Anschutz Corporation, Carlos Slim Helu, and any other Person who operates a railroad in the United States, Mexico or Canada after the date hereof which, if operated in the United States would be regarded as a Class I railroad, and any of their respective successors or Affiliates.

     "Consulting Agreement" shall mean the agreement between KCS and Consulting Firm referred to in the Acquisition Agreement.

     "Disposition" shall have the meaning assigned to such term in Section 3.1 of this Stockholders' Agreement.

     "Dispute Notice" shall have the meaning assigned to such term in Section 9.12(c) of this Stockholders' Agreement.

     "Dispute Party" and "Dispute Parties" shall have the meaning assigned to such terms in Section 9.12(a) of this Stockholders' Agreement.

     "Disputes" shall have the meaning assigned to such term in Section 9.12(a) of this Stockholders' Agreement.

     "Effective  Date" shall have the  meaning  assigned to such term in Section
6.1 of this Stockholders' Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

     "Foreclosure Event" shall have the meaning assigned to such term in Section
3.6 of this Stockholders' Agreement.

     "Governmental Authority" shall mean any United States, Mexican or foreign government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the SEC or any other United States, Mexican or foreign government authority, agency, department, board, commission or instrumentality of the United States, any state of the United States or any political subdivision thereof or any foreign jurisdiction, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any United States, Mexican or foreign governmental or non-governmental self-regulatory organization, agency or authority (including the New York Stock Exchange).

     "Group" shall have the meaning specified in Section 13(d)(3) of the Exchange Act.

     "Law" shall mean any U.S., Mexican or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree, policy, guideline or other requirement or arbitration award or finding (including, without limitation, those of the New York Stock Exchange or any other applicable self-regulatory organization).

     "Merger" shall have the meaning assigned to such term in the Acquisition Agreement.

     "Nominating Committee" shall mean the Nominating Committee of the Board of Directors.

     "Parties" and "Party" shall have the meaning assigned to such term in Recital C of this Stockholders' Agreement.

     "Permitted Underwriter" shall mean any underwriter who is in the business of underwriting securities and who, in the ordinary course of its business as an underwriter, acquires Voting Securities in connection with a public offering with the bona fide intention of reselling all of the Voting Securities so acquired pursuant to such public offering.

     "Person" shall mean any individual, firm, corporation, partnership (limited or general) limited liability company, joint venture organization, or other entity and shall include any group comprised of any Person and any other Person with whom such Person or an Affiliate of such Person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of any shares of Voting Securities.

     "Plan" shall mean each bonus, pension, stock option, stock purchase, stock bonus, benefit, profit sharing, retirement, severance, incentive, deferred compensation and other similar employee benefit plans, funds, programs or arrangements, all employment contracts or executive compensation agreements, written or oral, and all collective bargaining agreements, each other "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) and each other superannuation and similar schemes, in each of the foregoing cases which cover, are maintained for the benefit of, or relate to any or all employees (regardless whether such employees' regular place of employment is within or without the United States) or terminated employees of KCS or any subsidiary or Affiliate.

     "Public Offering" shall mean an underwritten public offering of securities of KCS pursuant to an effective registration statement under the Securities Act or such other public offering pursuant to an effective registration statement under the Securities Act effecting a broad distribution of the Voting Securities offered.

     "Registration   Rights  Agreement"  shall  mean  the  Registration   Rights
Agreement, dated the date hereof, by and among KCS, TMM, TMMH, MM and the Principal Stockholders.

     "Rights  Agreement" shall have the meaning assigned to such term in Section
2.3 of this Stockholders' Agreement.

     "ROFR  Commencement  Date" shall have the meaning  assigned to such term in
Section 3.2(b) of this Stockholders' Agreement.

     "Rules" shall mean any federal, state, local or foreign statute, law, code, ordinance, rule, regulation, judgment, writ, decree, injunction, order, concession, grant, franchise, permit or license or other governmental or regulatory authorization, consent or approval applicable to TMM, TMMH, MM or any of the Principal Stockholders or any of their respective assets, properties, operations or Plans, in each case as applicable.

     "Rule 144 Transaction" shall mean sale(s) of Common Stock made in accordance with the provisions of Rule 144 under the Securities Act, as currently in effect, including the brokers' transaction, volume and manner of sale provisions thereof.

     "SEC" shall mean the United States Securities and Exchange Commission and any successor thereto.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

     "Standstill Period" shall mean the period commencing on the Effective Date and ending on the date seven years after the Effective Date.

     "TFM" shall mean TFM, S.A. de C.V.

     "TMM Holders" shall mean, at any date, each of TMM, TMMH, MM, the Principal Stockholders, and any of their respective Affiliates who are then holders of Common Stock.

     "Total Voting Power" shall mean, at any date, the total number of votes that may be cast in the election of directors of KCS (including all outstanding shares of Common Stock) at any meeting of stockholders of KCS held on such date assuming all Voting Securities then entitled to vote at such meeting were present and voted at such meeting, other than votes that may be cast only upon the happening of a contingency.

     "Voting Securities" shall mean any securities of KCS (unless the context specifically contemplates another issuer) which are entitled to vote generally in the election of directors without regard to any event or occurrence (including, without limitation, the Common Stock), and any other securities by their terms convertible into or exercisable or exchangeable for such securities (whether or not any event or occurrence required to occur prior to such conversion, exercise or exchange shall have occurred).

                                   ARTICLE IX.

                                  MISCELLANEOUS

     9.1 AMENDMENTS; WAIVER. This Stockholders' Agreement may not be amended, altered or modified except by written instrument executed by KCS and TMM. KCS and TMM may amend this Stockholders' Agreement without notice to or the consent of any third party. Any agreement on the part of KCS and TMM to waive (i) any inaccuracies in any representation and warranty contained herein or in any document, certificate or writing delivered pursuant hereto, or (ii) compliance with any of the agreements, covenants or conditions contained herein, shall be valid only if set forth in an instrument in writing signed on behalf of the Party against whom the waiver is to be effective. No such waiver shall constitute a waiver of, or estoppel with respect to, any subsequent or other inaccuracy, breach or failure to strictly comply with the provisions of this Stockholders' Agreement. Any delay or omission on the part of KCS or TMM to exercise any right hereunder shall not in any manner impair the exercise of any right accruing to it hereafter.

     9.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Parties, except as provided herein, and supersedes all prior agreements and understandings, written and oral, among the Parties with respect to the subject matter hereof.

     9.3 INTERPRETATION. This Stockholders' Agreement is in the English language. The Parties waive any rights they may have under Applicable Law to have this Stockholders' Agreement made in any language other than English; provided to the extent that any such waiver shall not be valid under Applicable Law, the Parties agree that in case of any ambiguity or contradiction between the English language version of this Stockholders' Agreement and any translation into any other language, that the English language version shall control.

     9.4 SEVERABILITY. Any term or provision of this Stockholders' Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Stockholders' Agreement or affecting the validity or enforceability of any of the terms or provisions of this Stockholders' Agreement in any other jurisdiction. If any provision of this Stockholders' Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     9.5 NOTICES. Unless otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person, (b) transmitted by facsimile (with written confirmation),
(c) mailed by certified or registered mail (return receipt requested) (in which case such notice shall be deemed given on the third day after such mailing) or
(d) delivered by an express courier (with written confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

     If to TMM, TMMH, MM or the Principal Stockholders:

         Grupo TMM, S.A.
         Avenida de la Cuspide, No. 4755
         Colonia Parques del Pedregal
         14010 Mexico, D.F.


         CT Corporation

         1209 Orange Street
         Wilmington, Delaware 19801


         With a copy (which shall not constitute notice) to:

         Milbank, Tweed, Hadley & McCloy LLP
         1 Chase Manhattan Plaza
         New York, New York 10005
         Attention: Thomas C. Janson

         If to KCS:

         Kansas City Southern
         P.O. Box 219335
         427 West 12th Street
         Kansas City, MO 64121-9335
         Attention:  President

         With a copy (which shall not constitute notice) to:

         Sonnenschein Nath & Rosenthal LLP
         4520 Main Street, Suite 1100
         Kansas City, MO 64111
         Attention:  John F. Marvin, Esq.


Any Party hereto may from time to time change its address for notices under this
Section 9.5 by giving at least 10 days' notice of such changed address to the other Parties hereto.

     9.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Stockholders' Agreement and shall not be deemed to limit or affect any of the provisions of this Stockholders' Agreement.

     9.7 BINDING EFFECT; PERSONS BENEFITING; NO ASSIGNMENT. This Stockholders' Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns (including transferees of Voting Securities). No provision of this Stockholders' Agreement is intended or shall be construed to confer upon any entity or Person other than the Parties and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Stockholders' Agreement or any part hereof. This Stockholders' Agreement may not be assigned by any of the Parties without the prior written consent of the other Parties.

     9.8 RESTRICTIVE LEGEND. A copy of this Stockholders' Agreement shall be filed with the Secretary of KCS and kept with the records of KCS. Upon original issuance thereof and until such time as the same is no longer required hereunder or under any Applicable Law, any certificate issued representing any shares of Common Stock issued to any of the TMM Holders and all certificates issued upon transfer (except for transfers in accordance with Section 3.3) or in exchange or substitution therefor in accordance with this Stockholders' Agreement shall bear the following restrictive legend:

          THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ("TRANSFERRED") UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNLESS SUCH TRANSFER IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT.

          THE TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVIDED FOR IN THE STOCKHOLDERS' AGREEMENT, DATED DECEMBER 15, 2004, BETWEEN KCS AND CERTAIN STOCKHOLDERS, AS FROM TIME TO TIME IN EFFECT, A COPY OF WHICH IS ON FILE AT THE EXECUTIVE OFFICES OF KCS AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST TO KCS. NO SUCH TRANSFER WILL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SUCH STOCKHOLDERS' AGREEMENT HAVE BEEN COMPLIED WITH IN FULL AND NO PERSON MAY REQUEST KCS TO RECORD THE TRANSFER OF ANY SHARES IF SUCH TRANSFER IS IN VIOLATION OF SUCH STOCKHOLDERS' AGREEMENT.

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING PROVIDED FOR IN THE STOCKHOLDERS' AGREEMENT AND NO VOTE OF SUCH SHARES THAT CONTRAVENES SUCH AGREEMENT SHALL BE EFFECTIVE.

     The certificates representing Voting Securities beneficially owned by the TMM Holders (including, without limitation, all certificates issued upon transfer or in exchange thereof or substitution therefor in accordance with this Stockholders' Agreement) shall also bear any legend required under any other applicable laws, including state securities or blue sky laws. KCS may make a notation on its records or give instructions to any transfer agents or registrars for such shares in order to implement the restrictions on transfer set forth in this Stockholders' Agreement. KCS shall not incur any liability for any refusal or delay in recognizing any transfer of Voting Securities if KCS in good faith reasonably believes that such transfer may have been or would be in violation of the provisions of applicable law or this Stockholders' Agreement.

     9.9 NO THIRD PARTY BENEFICIARIES. This Stockholders' Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision of this Stockholders' Agreement be enforced by, any other Person.

     9.10 COUNTERPARTS. This Stockholders' Agreement may be executed in two or more counterparts, each original or facsimile of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the Parties need not sign the same counterpart.

     9.11 SPECIFIC ENFORCEMENT. The Parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Stockholders' Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the Parties hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Stockholders' Agreement by the other and to enforce specifically the terms and provisions of this Stockholders' Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

     9.12 GOVERNING LAW; DISPUTE RESOLUTION.

          (a) Resolution of any and all disputes between KCS, on the one hand, and one or more of TMM, TMMH, MM, the Principal Stockholders, and any of their respective Affiliates on the other hand, (each of KCS, on the one hand, and TMM, TMMH, MM, the Principal Stockholders, or any of their respective Affiliates, on the other hand, a "Dispute Party" and, both of KCS, on the one hand, and TMM, TMMH, MM, the Principal Stockholders, or any of their respective Affiliates, on the other hand, the "Dispute Parties") arising from or in connection with this Stockholders' Agreement or any transactions contemplated by this Stockholders' Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, ("Disputes"), including Disputes arising in connection with claims by third Persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 9.12; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

          (b) THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO AND THE ADJUDICATION AND ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO APPLICABLE CHOICE OF LAW PROVISIONS.

          (c) As to any Dispute which is not resolved in the ordinary course of business, the Dispute Parties shall first attempt in good faith to promptly resolve any Dispute by negotiations between executives. Either of the Dispute Parties may initiate this procedure by delivery of written notice of the Dispute (the "Dispute Notice") to the other. Not later than 20 days after delivery of the Dispute Notice, one executive of one of the Dispute Parties with authority to settle the Dispute shall meet with one executive of the other Dispute Party with authority to settle the Dispute at a reasonably acceptable time and place, and thereafter as such executives shall deem reasonably necessary. The executives shall exchange relevant information and endeavor to resolve the Dispute. Prior to any such meeting, each Dispute Party's executive shall advise the other as to any individuals who will attend such meeting with the executive. All negotiations pursuant to this Section 9.12(c) shall be confidential and shall be treated as compromise negotiations for purposes of Rule 408 of the Federal Rules of Evidence and similarly under other local or foreign rules of evidence.

          (d) Each Dispute Party hereby agrees to submit all Disputes not resolved pursuant to Section 9.12(c) hereof to final and binding arbitration in New York, New York. Either Dispute Party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other Dispute Party not sooner than 60 days after the date of delivery of the Dispute Notice but promptly thereafter; provided, that if a Dispute Party rejects participation in the procedures provided under Section 9.12(c), the other Dispute Party may initiate arbitration at such earlier time as such rejection shall become reasonably apparent, and, whenever arbitration is initiated, may seek recovery of any damages or expenses arising from such rejection, including attorney's fees and expenses, and Arbitration Costs (as defined below) in connection with arbitration hereunder.

               (i) Three Arbitrators shall be appointed (the "Arbitrators"), one of whom shall be appointed by KCS, one by TMM, and the third of whom, who shall act as the chairman of the arbitral tribunal, shall be appointed by the first two Arbitrators within 10 business days of the first two Arbitrators confirmation by the American Arbitration Association. Each Party agrees that the TMM Holders shall be considered jointly as one side for the purposes of constitution of the arbitration tribunal hereunder. If either Dispute Party fails to appoint an Arbitrator within 10 business days of a request in writing by the other Dispute Party to do so or if the first two Arbitrators cannot agree on the appointment of the third Arbitrator within 10 business days of their confirmation by the American Arbitration Association, then such Arbitrator shall be appointed by the American Arbitration Association in accordance with its Commercial Arbitration Rules. As soon as the arbitration tribunal has been convened, a hearing date shall be set within 15 days thereafter; provided, that the Arbitrators may extend the date of the hearing upon request of any Dispute Party to the extent necessary to insure that such Dispute Party is given a reasonable period of time to prepare for the hearing. Written submittals in the English language shall be presented and exchanged by both Dispute Parties five business days before the hearing date. At such time the Dispute Parties shall also exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. The Arbitrators shall make their determination as promptly as practicable after conclusion of the hearing.

               (ii) The arbitration shall be conducted in the English language pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Notwithstanding the foregoing, (A) each Dispute Party shall have the right to audit the books and records of the other Dispute Party that are reasonably related to the Dispute;
          (B) each Dispute Party shall provide to the other, reasonably in advance of any hearing, copies of all documents which a Dispute Party intends to present in such hearing; (C) all hearings shall be conducted on an expedited schedule; and (D) all proceedings shall be confidential, except that either Dispute Party may at its expense make a stenographic record thereof.

               (iii) The Arbitrators shall endeavor to complete all hearings not later than 120 days after their tribunal has been convened, and shall make a final award as promptly as practicable thereafter. Such award shall be communicated, in writing, by the Arbitrators to the Dispute Parties, and shall contain specific findings of fact and conclusions of law in accordance with the governing law set forth in Section 9.12(b) of this Agreement. Any award of such Arbitrators shall be final and binding upon the Parties to this Agreement and shall not be attacked by any of the Parties to this Agreement in any court of law and may be enforced in any court having jurisdiction, including expressly the courts of the State of New York, United States of America, and the courts of the Federal District of Mexico. The Arbitrators shall apportion all costs and expenses of the arbitration, including the Arbitrators' fees and expenses, fees and expenses of experts and fees and expenses of translators ("Arbitration Costs") between the prevailing and non-prevailing Dispute Party as the Arbitrators shall deem fair and reasonable. In circumstances where (A) a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, or (B) the non-prevailing Dispute Party has rejected participation in procedures under Section 9.12(c), the Arbitrators may assess all Arbitration Costs against the non-prevailing Dispute Party and may include in the award the prevailing Dispute Party's attorney's fees and expenses in connection with any and all proceedings under this Section 9.12. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

          (e) Pursuant to an agreement of the Parties hereto or a judicial determination that a Dispute is not subject to final and binding arbitration as set forth in Section 9.12(d), KCS, TMM, TMMH, MM and the Principal Stockholders each irrevocably agrees that any legal action or proceeding against it with respect to this Stockholders' Agreement and any transaction contemplated by this Stockholders' Agreement shall be brought only in the courts of the State of New York, or of Federal courts of the United States of America sitting in New York, and by execution and delivery of this Stockholders' Agreement, KCS and each of TMM Holders irrevocably submits to the venue and jurisdiction of each such court and irrevocably waives any objection or defense such Party may have to venue or personal jurisdiction in any such court for the purpose of resolving any claim, dispute, cause of action arising out of or related to this Stockholders' Agreement (including any claim that the suit or action has been brought in an inconvenient forum and any right to which it may become entitled on account of place of residence or domicile), the alleged breach of this Stockholders' Agreement, the enforcement of the terms of this Stockholders' Agreement, the Acquisition Agreement, the Ancillary Agreements and the other terms contemplated hereby and thereby. A final judgment in any suit, action or proceeding shall be conclusive and may be enforced in any court where jurisdiction over the Parties may be had or in which the Parties are subject to service of process.

          (f) Each of the Parties hereto irrevocably appoints CT Corporation (the "Process Agent"), at 1209 Orange Street, Wilmington, Delaware, 19801 (telephone 302-658-7581) as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on behalf of each of the parties and their respective properties and revenues, service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding brought in the State of New York, and each of the Parties hereto agrees that failure of the Process Agent to give any notice of any such service of process to any of the Parties hereto shall not impair or affect the validity of such service or the enforcement of any judgment based thereon.

     9.13 ANNOUNCEMENTS. KCS and TMM shall consult with each other before issuing, and provide each other the opportunity to review, comment on and concur with, any press release or other public statement with respect to this Stockholders' Agreement, except as KCS or TMM may determine is otherwise required by Applicable Law, judicial or administrative action or any requirement of the Mexican Stock Exchange, the New York Stock Exchange or any other applicable self-regulatory organization.

     9.14 COOPERATION ON TMM DISTRIBUTION. KCS acknowledges that holders may desire to effect a distribution of the shares of Common Stock to the stockholders of TMM in a tax efficient manner (a "Spin-Off"). In the event that TMM determines to effect a Spin-Off, KCS will, and will cause its subsidiaries to, take commercially reasonable efforts to cooperate with TMM in the consummation of the Spin-Off. Without limiting the generality of the foregoing, if requested by TMM, KCS agrees to use its commercially reasonable efforts to effect the Spin-Off Merger (as defined below) as promptly as practicable after receipt from TMM of notice of its intention to effect such Spin-Off Merger. TMM shall cooperate fully with KCS, and shall reimburse KCS, for any out-of-pocket expenses that KCS incurs in connection with the Spin-Off Merger, including the reasonable fees and expenses of KCS's counsel (other than any such expenses that constitute Registration Expenses (as defined in the Registration Rights Agreement) in the event that the Spin-Off Merger requires registration under the Securities Act (in which case such registration shall reduce by one (1) the number of registrations required to be effected by KCS under Section 2 of the Registration Rights Agreement)) and shall indemnify and hold KCS harmless from and against all costs and expenses of any nature whatsoever (including taxes in connection therewith) resulting from, arising out of, or due to, directly or indirectly, the Spin-Off Merger (other than with respect to matters as to which KCS is obligated to provide indemnification under the Registration Rights Agreement).

     For purposes of this Agreement, the term "Spin-Off Merger" shall mean a transaction occurring prior to that date which shall be one year following the Effective Time (as defined in the Acquisition Agreement) in which (i) a newly-formed entity organized under the laws of the UMS whose assets consist solely of the shares of Common Stock ("Holdco") and the stock of which is distributed to the holders of capital stock of TMM is merged with and into a wholly-owned subsidiary of KCS and, in such merger, the outstanding shares of capital stock of Holdco are converted into the right to receive, in the aggregate, a number of shares of Common Stock equal to the number of shares of Common Stock held by Holdco; (ii) Holdco shall not have any indebtedness or other obligations (other than any obligations related solely to its organization and the holding of the shares of Common Stock, which obligations TMM shall agree to indemnify KCS against pursuant to an indemnity agreement satisfactory in form and substance to KCS and TMM); (iii) KCS and its subsidiaries shall not be required to assume or become liable for any other liabilities as a result of the Spin-Off Merger (other than any obligations or liabilities resulting from the registration of the shares of Common Stock issuable pursuant to the Spin-Off Merger); and (iv) KCS shall be reasonably satisfied that the transaction will not affect adversely in any material way any rights of KCS or any of its Affiliates under the Acquisition Agreement or any of the Ancillary Agreements, including without limitation, rights to receive any indemnification determined to be due thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Stockholders' Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                         KANSAS CITY SOUTHERN


                                         By: /s/Michael R. Haverty
                                             --------------------------------
                                         Name:    Michael R. Haverty
                                         Title:   Chairman, President & CEO

                                         GRUPO TMM, S.A.


                                         By: /s/ Jose F. Serrano Segovia
                                             --------------------------------
                                         Name:   Jose F. Serrano Segovia
                                         Title:  Attorney in Fact

                                         By: /s/ Javier Sergovia Serrano
                                             --------------------------------
                                         Name:   Javier Sergovia Serrano
                                         Title:  Attorney in Fact

                                         TMM HOLDINGS, S.A. de C.V.


                                         By: /s/ Jose F. Serrano Segovia
                                             --------------------------------
                                         Name:   Jose F. Serrano Segovia
                                         Title:  Attorney in Fact

                                         By: /s/ Javier Sergovia Serrano
                                             --------------------------------
                                         Name:   Javier Sergovia Serrano
                                         Title:  Attorney in Fact

                                         TMM MULTIMODAL, S.A. de C.V.


                                         By: /s/ Jose F. Serrano Segovia
                                             --------------------------------
                                         Name:   Jose F. Serrano Segovia
                                         Title:  Attorney in Fact


                                         By: /s/ Javier Sergovia Serrano
                                             --------------------------------
                                         Name:   Javier Sergovia Serrano
                                         Title:  Attorney in Fact

                                         PRINCIPAL STOCKHOLDERS


                                         /s/ Jose F. Serrano Segovia
                                         ------------------------------------
                                         Jose F. Serrano Segovia


                                         /a/ Ramon Serrano Segovia
                                         ------------------------------------
                                         Ramon Serrano Segovia


                                         /s/ Teresa Serramp Segovia
                                         ------------------------------------
                                         Teresa Serrano Segovia


                                         SERVICIOS DIRECTIVOS SERVIA,
                                         S.A. DE C.V.


                                         By: /s/ Jose F. Serrano Segovia
                                             --------------------------------
                                         Name:   Jose F. Serrano Segovia
                                         Title:  Attorney in Fact


                                         By: /s/ Javier Sergovia Serrano
                                             --------------------------------
                                         Name:   Javier Sergovia Serrano
                                         Title:  Attorney in Fact


                                         PROMOTORA SERVIA, S.A. de C.V.


                                         By: /s/ Jose F. Serrano Segovia
                                             --------------------------------
                                         Name:   Jose F. Serrano Segovia
                                         Title:  Attorney in Fact


                                         By: /s/ Javier Sergovia Serrano
                                             --------------------------------
                                         Name:   Javier Sergovia Serrano
                                         Title:  Attorney in Fact